Exhibit 10.14

February 10, 2017

Carvana, LLC

Attn: Kevin Hogan, Corporate Counsel

4020 East Indian School Road

Phoenix, Arizona 85018

Dear Mr. Hogan:

Re:	Notice of Change in Release Period for Certain Vehicles

Under the terms of the Amended and Restated Inventory Financing and Security Agreement, dated July 27, 2015 (as amended, the “IFSA”), Carvana, LLC must make payment to the Ally Parties within [***] business days of the date a vehicle is sold. The IFSA also provides that the Ally Parties may, in their sole discretion, permit more time to take into account factors such as delays in the administration, processing and delivery of payments (the “Release Period,” as defined in the IFSA). The IFSA further provides that the existence, duration, terms, and continuation of the Release Period are subject to change from time to time by the Ally Parties, and a change in the Release Period does not constitute an amendment of the IFSA.

Consistent with the foregoing, the Ally Parties hereby provide notice that, with respect to vehicles sold by Carvana pursuant to a retail installment contract that becomes subject to the so-called “Part A” or “Part B” credit facilities between the Ally Parties and Carvana and/or its affiliates, Carvana may make payment to the Ally Parties (under IFSA Section III.C.2(a)) on or before the earlier of: [***] business days after the date of sale. In all other circumstances, the Release Period shall remain [***] business days. The Ally Parties reserve the right to adjust, increase or decrease these periods in the future, in their discretion.

Please execute this letter below and return a copy to me to acknowledge Carvana’s receipt and understanding of this notice.

ALLY BANK

By:	/s/ Stephen Gambrel

Name:	Stephen Gambrel
Title:	Assistant Secretary

ALLY FINANCIAL

By:	/s/ Stephen Gambrel

Name:	Stephen Gambrel
Title:	Assistant Secretary

Acknowledged by Carvana, LLC:

By:	/s/ Paul Breaux

Name:	Paul Breaux
Title:	Vice President

[***]	Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.